November 4, 2002


               DREYFUS AGGRESSIVE GROWTH FUND (a series of Dreyfus
                          Growth and Value Funds, Inc.)

                            Supplement to Prospectus
                              Dated January 1, 2002


     At a meeting held on October 29, 2002, the Board approved, subject to shareholder approval, an Agreement and Plan of Reorganization that would transfer all of the fund's assets, subject to liabilities, to Dreyfus New Leaders Fund, Inc. (the "Acquiring Fund") in a tax-free reorganization in exchange for shares of the Acquiring Fund, and the distribution of such shares to the shareholders of the fund (the "Exchange"). The Acquiring Fund intends to change its name to Dreyfus Premier New Leaders Fund, Inc. prior to the Exchange.

     The Acquiring Fund and the fund are advised by The Dreyfus Corporation, and have the same investment objective and substantially similar management policies. A special meeting of shareholders of the fund to consider the Exchange is scheduled to be held on March 7, 2003. Shareholders of record as of January 2, 2003 will be entitled to receive notice of, and to vote at, the meeting. A Prospectus/Proxy Statement that includes information about the proposed Exchange, the fund and the Acquiring Fund will be mailed to fund shareholders prior to the meeting. If approved by shareholders, each fund shareholder will receive for his or her fund shares, a number of shares of the Acquiring Fund equal in value to the aggregate net asset value of the shareholder's corresponding fund shares as of the date of the Exchange.